9001 P1 04/24

FRANKLIN TEMPLETON TRUST
SUPPLEMENT DATED APRIL 24, 2024
TO THE PROSPECTUS DATED AUGUST 1, 2023 OF
FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™ (THE “FUND”)

The eighth paragraph under the section titled “Fund Details – Use of Blockchain” of the Fund’s Prospectus is deleted in its entirety.

1) The thirteenth paragraph under the section titled “Fund Details – Use of Blockchain” of the Fund’s Prospectus is replaced with the following:

Fund shares may be transferred from one shareholder wallet to another shareholder wallet (or potential shareholder) (“peer-to-peer”) within any approved blockchain network. For more information, please see the section of this prospectus entitled “Your Account – Peer-to-Peer Transfer of Shares.”

In the future, Fund shares may be available for purchase or sale from one shareholder to another shareholder (or potential shareholder) in a secondary trading market. The Fund has no current agreement to make its shares available for trading in a secondary market, but may enter into such an agreement in the future. This feature is not currently, and may never be, available to investors. This feature would be subject to then-existing regulations and regulatory interpretations.

2) The following section is added after the section titled “Your Account – Exchanging Shares” in the Fund’s Prospectus:

Peer-to-Peer Transfer of Fund Shares

Shares of the Fund may be transferred in peer-to-peer transactions using the App or the Institutional Web Portal. A complete record of these transactions is viewable on the blockchain due to being recorded by the transfer agent’s blockchain-integrated recordkeeping system. Before transferring Fund shares, you (as the transferor) and the potential transferee must each have an active, permissioned (i.e., “whitelisted”) wallet registered with the Fund’s transfer agent on the same approved blockchain network. You may use the App or the Institutional Web Portal to authorize the transfer agent to transfer your shares to a transferee that you identify using the public key for the transferee’s wallet. There is no minimum number of shares required to process a transfer. The transfer agent is responsible for ensuring that the potential transferee in a peer-to-peer transaction has a permissioned wallet on an approved blockchain network.

• Although you may provide instructions to transfer fund shares at any time, transfers are processed at the NAV next calculated after we receive your transfer request in proper form through the App or Institutional Web Portal.

• Blockchain network(s) on which a peer-to-peer transfer is recorded may impose transaction fees to validate the transaction on the network. These fees are typically paid in the native digital asset for the operation of the blockchain network and will be the responsibility of the investment manager or its affiliates; Fund investors will not be required to purchase any native digital asset to transact on the network.

• You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences in connection with the transfer of fund shares.

Please keep this supplement for future reference.